UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRAFX Real Assets Fund –
.
PRIKX Real Assets Fund–
.
I  Class
TRZRX Real Assets Fund–
.
Z Class

T. ROWE PRICE Real Assets Fund
HIGHLIGHTS
The Real Assets Fund outperformed the broader global equities index but lagged its combined index portfolio for the 12-month period ended December 31, 2022.
Security selection within natural resources weighed on relative returns as did selection among real estate equities.
We do not usually make active tilts to express views, but we allow allocations resulting in market moves to persist; for example, our current underweight to real estate relative to commodities has arisen entirely because of the poor relative performance of real estate investment trusts during 2022. Instead of using tilts to express views, the fund employs an active overlay program to take advantage of inflation opportunities and help manage total portfolio risk. These decisions, taken at the multi-asset level, added to relative returns this year.
Although there have been signs in some markets that price pressures may be easing, we think that forecasts estimating a rapid and persistent disinflation are overly optimistic because of the lack of business investment and shortages in housing and labor. In our view, the diversification benefits of the Real Assets Fund may help to provide a buffer, especially since an environment of higher inflation has historically been a headwind for more traditional stock and bond portfolios.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Real Assets Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Real Assets Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Real Assets Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to provide long-term growth of capital.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Real Assets Fund returned -10.26% for the 12 months ended December 31,
2022. The fund outperformed the broader global equities market, represented by the MSCI All Country World Index Net, but lagged its combined index portfolio—a custom benchmark composed of multiple indexes that represent the asset classes in which the fund invests. (Returns for I and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
During the year, geopolitical
turbulence, elevated inflation,
and concerns over a global
recession created a volatile
market environment
for many commodities,
further exacerbating
near-term uncertainty
around the timing of price
normalization. Commodities
were widely mixed during
the year, with coal and
natural gas emerging as clear
leaders with robust gains.
Conversely, commodities
closely connected to industrial and economic activity—including steel, copper, and iron ore—delivered negative returns amid mounting recession fears. Real estate stocks, such as real estate investment trusts (REITs), fell sharply, hurt by substantial increases in interest rates.
Within the fund, our commodity sleeves—the allocation to natural resources in particular—detracted from relative performance. A meaningful overweight allocation and stock selection in specialty chemicals detracted from relative performance as continued supply disruptions and rising input costs were challenging for the industry. Despite strong demand, paints and coatings
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Real Assets Fund –
.
5.78% -10.26%
Real Assets Fund–
.
I  Class 5.88 -10.11
Real Assets Fund–
.
Z  Class 6.29 -9.43
MSCI All Country World
Index Net 2.28 -18.36
MSCI All Country World
Index 2.51 -17.96
Combined Index Portfolio
Net 5.74 -4.70
For a definition of the Combined Index Portfolio, please
see the Benchmark Information section.

T. ROWE PRICE Real Assets Fund

manufacturer Sherwin-Williams struggled as limited raw materials availability and input cost inflation hurt volumes and weighed on margins. Our underweight exposure to the U.S. mixed exploration and production industry—
which is heavily linked to natural gas production—weighed on relative performance as global natural gas prices hit multiyear record highs throughout the year amid tightening supply.
Conversely, an overweight
allocation and stock selection
in U.S. oil explorers and
producers added value,
boosted by higher oil prices
amid elevated demand and
supply concerns due to the
Russia-Ukraine conflict.
Notably, several of our
holdings in this segment—
including ConocoPhillips and
EOG Resources—generated
impressive gains and were
among the top contributors
to absolute returns.
Security selection in U.S. and
global real estate stocks also
weighed on performance.
In the United States, the
portfolio’s lack of exposure
to triple-net lease REITs—
where leaseholders pay
maintenance, insurance, and
taxes—had a negative impact on relative results over the period. These REITs typically do not bear any property-related expenses, and many have CPI-tied rent escalators, which makes them well positioned to deal with periods of heightened inflation. Stock selection and an overweight in the industrial sector was another source of relative weakness. Shares of EastGroup Properties, which owns industrial properties clustered around major transportation features primarily in the Sunbelt states, and Terreno Realty, which owns industrial buildings in coastal markets, traded lower on demand concerns following
Amazon’s April announcement that it planned to slow down the pace of new warehouse leasing.
INDUSTRY DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Diversified Metals and
Mining 9.6% 10.5%
Specialized REITs 9.5  8.3
Oil and Gas Exploration
and Production 5.0  6.2
Gold 5.5  6.1
Residential REITs 7.9  5.9
Industrial REITs 6.0  5.6
Steel 3.8  5.5
Integrated Oil and Gas 4.0  4.5
Retail REITs 3.3  3.6
Fertilizers and Agricultural
Chemicals 2.1  2.2
Other and Reserves 43.3  41.6
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Real Assets Fund

Outside the United States, stock selection in Singapore had a negative impact.
Shares of Digital Core REIT, which primarily operates data centers in North
America, declined during the period due to concerns around the higher cost of financing. Stock picking in Australia also weighed on relative performance.
Goodman Group, one of the world’s largest industrial warehouse real estate companies, underperformed due to fears over rising bond yields and industrial vacancy. However, an underweight allocation to Germany contributed to relative performance as significant inflation and interest rate increases raised investor concerns about property valuations in the country, which pressured real estate-oriented stocks.
The multi-asset managers employ a derivatives-based overlay strategy to manage the risks in the fund, and these investments had a positive impact on relative performance. The purpose of this strategy is to offset market exposure inherited from the underlying components as needed, as well as adjust the fund’s risk profile and potentially enhance returns in response to the portfolio managers’ view on inflationary conditions. Defensive equity positions throughout the volatile period contributed to relative performance.
It is important to note that over the long term, we expect tactical decisions from the fund’s portfolio managers to account for approximately 30% of the overall relative value we add over the return of the fund’s benchmarks and the remainder of performance to be driven by security selection within the underlying components.
How is the fund positioned?
Our investment ideas are linked to our view on the expected evolution of inflation. Our core focus is to help mitigate unexpected inflation shocks using inflation-sensitive equities. Within the fund, we do not actively rebalance allocations based on a set schedule but instead prefer to rebalance infrequently and allow our successful investments to run prior to taking profits. Therefore, our allocations may occasionally drift during periods of strong outperformance in certain sectors or subsectors. However, our goal is to maintain the fund’s positioning broadly in line with designated neutral allocations to the main underlying components outlined below:
Global Natural Resources (30%) invests in resource companies involved in energy, forest products, mining, and other commodities.
Global Metals and Mining (25%) invests in metals and mining companies that own or develop basic commodities with attractive long-term supply and demand fundamentals.

T. ROWE PRICE Real Assets Fund

Precious Metals (5%) is an additional sub-portfolio within the global metals and mining sector that provides a strategic overweight to the gold and precious metals subindustries.
U.S. Real Estate (20%) and Global Real Estate (20%) invest in companies across the commercial real estate sector that include apartment, residential, lodging, industrial, office, and retail.
The fund’s underlying components focus on owning high-quality companies with solid balance sheets and responsible capital allocation practices and that operate efficiently at a lower cost and are capable of generating cash flow growth and profits when prices are under pressure. Our fund positioning includes a top-down view of the real assets sector, with a focus on how inflation affects the various securities in the portfolio.
What is portfolio management’s outlook?
The Federal Reserve’s decision to tighten monetary policy at a rapid pace is finally showing signs of slowing the U.S. economy broadly. Housing activity has borne the brunt of the initial impact, as home prices appreciated well ahead of household income growth, and mortgage rates skyrocketed, causing housing activity to fall quickly. Additionally, other cyclical industries are cutting back on investment spending—including in the energy sector, which has seen remarkable, supranormal profits over the past 18 months. Even aspects of the labor market, in the highly cyclical manufacturing and help services sectors, are seeing much slower payroll growth—or outright job losses. While the window for a midcycle slowdown is still open, it is closing quickly.
Against that backdrop, the near-term risk is that inflation should continue to moderate. Goods prices are easing, especially thanks to lower gasoline and natural gas prices. Also, as most economies have finally opened up, COVID-
related disruptions are no longer fueling upward pressure on prices. We believe weakening demand should also help soften wage inflation and slow service sector price growth in the coming months.
Over the long term, we remain firmly convinced that inflation will be a durable investment theme. The global economy has not had a proper business investment cycle on the supply side, and capital spending has been weak for the better part of a decade. In the United States, there has been a shortage of housing, which should keep shelter inflation structurally higher in the medium term. On the industrial side, mining and energy companies only recently, reluctantly, have increased investment, despite near-record-high prices for commodities. Even China, which had been a source of global capital spending over the past decade, has seen a marked decline in the business investment rate, removing a source of disinflation for the global economy.

T. ROWE PRICE Real Assets Fund

The labor market remains undersupplied, with an aging workforce and weak immigration trend. For older workers, the coronavirus pandemic drove an acceleration of retirements—generally a “sticky” life event, because once workers retire, they are unlikely to reenter the workforce. While younger workers have reentered the workforce, they are also experiencing a long-run decline in employment participation. Unless immigration trends become more accommodative in the next several years, the labor market is likely to remain tight, putting pressure on wages.
Notably, a recession would depress capital spending and further damage the supply side of the economy. During economic downturns, capital spending typically declines much more than consumption. The current state of business underinvestment has resulted in capacity limitations, and additional cuts to spending would only exacerbate matters. Although a fall in demand due to declining consumption may relieve inflation temporarily, limited supply during the recovery phase would drive prices up again. Meanwhile, deferred maintenance on aging capital assets and ongoing labor shortages would worsen supply challenges and necessitate extensive capital expenditures.
Although there have been signs in some markets that price pressures may be easing, we think that forecasts estimating a rapid and persistent disinflation are overly optimistic because of the lack of business investment and shortages in housing and labor. With this backdrop, the diversification benefits of the Real
Assets Fund may help to provide a buffer, especially since an environment of higher inflation historically has been a headwind for more traditional stock and bond portfolios. (Past performance cannot guarantee future results.)
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Real Assets Fund

RISKS OF INVESTING
The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.
For a more thorough discussion of risks, please see the fund’s prospectus.
BENCHMARK INFORMATION
Combined index portfolio: As of May 1, 2022, the Real Assets Combined
Index Portfolio is composed of 30% MSCI World Select Natural Resources
Net, 25% MSCI All Country World Index Metals and Mining Net, 20% FTSE
NAREIT All Equity REITs Index, 20% EPRA/NAREIT Developed Real Estate
Index Net, 4% MSCI All Country World Index IMI Gold Net, 1% MSCI All
Country World Index IMI Precious Metals Net. Prior to this date, the Real
Assets Fund’s combined index portfolio was composed of 30% MSCI World
Select Natural Resources, 25% MSCI All Country World Index Metals and
Mining, 20% Wilshire RESI, 20% EPRA/NAREIT Developed Real Estate Index,
4% MSCI All Country World Index IMI Gold, and 1% MSCI All Country
World Index IMI Precious Metals and Minerals. Prior to January 1, 2018, the
Real Assets Fund’s combined index portfolio was composed of 25% MSCI
All Country World Index Metals and Mining, 20% Wilshire U.S. Real Estate
Securities Index, 20% FTSE EPRA/NAREIT Developed Real Estate Index,
19.5% MSCI All Country World Index Energy, 10.5% MSCI All Country
World Index Materials, 4% MSCI All Country World Index IMI Gold, and
1% MSCI All Country World Index IMI Precious Metals and Minerals.
Prior to December 1, 2013, the Real Assets Fund’s combined index portfolio was composed of 25% MSCI All Country World Index Metals and Mining,
20% Wilshire U.S. Real Estate Securities Index, 20% FTSE EPRA/NAREIT

T. ROWE PRICE Real Assets Fund

Developed Real Estate Index, 16.25% MSCI All Country World Index Energy,
8.75% MSCI All Country World Index Materials, 5% UBS World Infrastructure
and Utilities Index, 4% MSCI All Country World Index IMI Gold, and 1%
MSCI All Country World Index IMI Precious Metals and Minerals.
Note: MSCI and its affiliates and third-party sources and providers (collectively,
“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein.
The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. Historical MSCI data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
Note: FTSE is a trademark of the LSE Group and is used by FTSE International
Limited ("FTSE") under license. "NAREIT" is a trademark of the Nareit. All rights in the FTSE NAREIT All Equity REITs Index and the EPRA/NAREIT
Developed Real Estate Index Net (the “Index”) vest in FTSE and Nareit.
Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE Real Assets Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
BHP Group 4.0%
Prologis 2.2
Equinix 2.0
ConocoPhillips 1.7
Public Storage 1.6
Rio Tinto 1.6
TotalEnergies 1.6
Reliance Steel & Aluminum 1.5
Glencore 1.4
Nutrien 1.4
Simon Property Group 1.3
Equity LifeStyle Properties 1.3
American Tower 1.2
Boliden 1.2
Steel Dynamics 1.1
Northern Star Resources 1.1
EOG Resources 1.1
Chevron 1.0
Nucor 1.0
Hess 1.0
SBA Communications 1.0
Regency Centers 1.0
Welltower 1.0
Sandvik 1.0
Alexandria Real Estate 0.9
Total 35.2%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Real Assets Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
REAL ASSETS FUND
Note: Performance for the I and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Real Assets Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Real Assets Fund –
.
-10.26% 5.02% 3.86% – –
Real Assets Fund–
.
I  Class -10.11 5.20 – 7.25% 8/28/15
Real Assets Fund–
.
Z  Class -9.43 – – 23.44 3/16/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
I and
0 .03
Z Class shares, 1-800-638-8790.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Real Assets Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has three share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Real Assets Fund 0.85%
Real Assets Fund–I Class 0.68
Real Assets Fund–Z Class 0.66
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Real Assets Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
REAL ASSETS FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,057.80 $4.82
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.52   4.74
I Class
Actual   1,000.00   1,058.80   3.53
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.78   3.47
Z Class
Actual   1,000.00   1,062.90   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.93%, the
2
I Class
was 0.68%, and the
3
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Real Assets Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 15.30 $ 12.40 $ 11.75 $ 10.09 $ 11.69
Investment activities
Net investment income
(1)(2)
0.41 0.29 0.25 0.28 0.22
Net realized and unrealized gain/
loss (1.97) 2.89 0.57 1.69 (1.56)
Total from investment activities (1.56) 3.18 0.82 1.97 (1.34)
Distributions
Net investment income (0.19) (0.28) (0.17) (0.31) (0.26)
NET ASSET VALUE
End of period $ 13.55 $ 15.30 $ 12.40 $ 11.75 $ 10.09
Ratios/Supplemental Data
Total return
(2)(3)
(10.26)% 25.72% 6.99% 19.60% (11.52)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.92% 0.84% 0.83% 0.81% 0.81%
Net expenses after waivers/
payments by Price Associates 0.92% 0.84% 0.83% 0.81% 0.81%
Net investment income 2.91% 2.03% 2.34% 2.45% 1.98%
Portfolio turnover rate 47.8% 55.7% 52.5% 59.5% 53.8%
Net assets, end of period (in
millions) $145 $323 $335 $2,322 $2,129
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Real Assets Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 15.23 $ 12.34 $ 11.73 $ 10.08 $ 11.68
Investment activities
Net investment income
(1)(2)
0.38 0.31 0.23 0.29 0.25
Net realized and unrealized gain/
loss (1.91) 2.89 0.61 1.69 (1.57)
Total from investment activities (1.53) 3.20 0.84 1.98 (1.32)
Distributions
Net investment income (0.31) (0.31) (0.23) (0.33) (0.28)
NET ASSET VALUE
End of period $ 13.39 $ 15.23 $ 12.34 $ 11.73 $ 10.08
Ratios/Supplemental Data
Total return
(2)(3)
(10.11)% 26.02% 7.18% 19.72% (11.36)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.68% 0.67% 0.66% 0.66% 0.66%
Net expenses after waivers/
payments by Price Associates 0.68% 0.67% 0.66% 0.66% 0.66%
Net investment income 2.76% 2.19% 2.15% 2.56% 2.18%
Portfolio turnover rate 47.8% 55.7% 52.5% 59.5% 53.8%
Net assets, end of period (in
thousands) $822,109 $508,942 $367,792 $945,041 $631,471
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Real Assets Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
12/31/20 12/31/22 12/31/21
NET ASSET VALUE
Beginning of period $ 15.28 $ 12.38 $ 8.07
Investment activities
Net investment income
(2)(3)
0.50 0.41 0.21
Net realized and unrealized gain/loss (1.93) 2.89 4.38
Total from investment activities (1.43) 3.30 4.59
Distributions
Net investment income (0.38) (0.40) (0.28)
NET ASSET VALUE
End of period $ 13.47 $ 15.28 $ 12.38
Ratios/Supplemental Data
Total return
(3)(4)
(9.43)% 26.76% 56.91%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.65% 0.65% 0.65%
(5)
Net expenses after waivers/payments by Price Associates 0.00% 0.00% 0.00%
(5)
Net investment income 3.57% 2.88% 2.38%
(5)
Portfolio turnover rate 47.8% 55.7% 52.5%
Net assets, end of period (in millions) $5,657 $4,113 $2,914
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 7 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Real Assets Fund
December 31, 2022

Portfolio of Investments
‡
Shares/Par $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 90.2%
COMMUNICATION SERVICES 0.1%
Integrated Telecommunication Services 0.1%
Cellnex Telecom (EUR)  283,714 9,411
Total Communication Services 9,411
CONSUMER DISCRETIONARY 1.3%
Hotels, Resorts, & Cruise Lines 1.2%
H World Group (HKD)  1,999,100 8,523
Hilton Worldwide Holdings  268,287 33,901
InterContinental Hotels Group (GBP)  254,333 14,593
Kyoritsu Maintenance (JPY)  202,700 9,050
Marriott International, Class A  99,844 14,866
80,933
Household Durables 0.1%
Persimmon (GBP)  359,543 5,272
5,272
Total Consumer Discretionary 86,205
CONSUMER STAPLES 0.7%
Agricultural Products 0.4%
Darling Ingredients  (1) 407,827 25,526
25,526
Packaged Foods & Meat 0.3%
Bakkafrost (NOK)  314,662 19,643
19,643
Total Consumer Staples 45,169
ENERGY 13.3%
Coal & Consumable Fuels 0.5%
NAC Kazatomprom, GDR  1,261,618 35,431
35,431
Energy Equipment & Services 0.2%
Schlumberger  190,800 10,200
10,200
Integrated Oil & Gas 4.5%
Chevron  387,029 69,468
Equinor (NOK)  1,702,489 61,188
Galp Energia (EUR)  1,949,744 26,303
Shell (GBP)  1,349,957 38,056
TotalEnergies (EUR)  1,658,410 104,104
299,119

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Oil & Gas Equipment & Services 1.5%
Baker Hughes  405,648 11,979
Cactus, Class A  277,801 13,962
ChampionX  445,612 12,918
Energy Reservoir Holdings, Class A-1, Acquisition Date: 4/30/19,
Cost $2,530  (1)(2)(3)(4) 2,530,088 1,139
Halliburton  364,488 14,343
Liberty Energy, Class A  326,138 5,221
TechnipFMC  (1) 1,550,959 18,906
Tenaris, ADR  326,352 11,474
TGS (NOK)  695,934 9,411
99,353
Oil & Gas Exploration & Production 5.9%
Canadian Natural Resources (CAD)  443,164 24,610
ConocoPhillips  949,298 112,017
Devon Energy  763,136 46,940
EOG Resources  551,179 71,389
Hess  458,904 65,082
Magnolia Oil & Gas, Class A  827,063 19,395
Pioneer Natural Resources  223,226 50,982
390,415
Oil & Gas Storage & Transportation 0.4%
TC Energy  371,087 14,792
Venture Global LNG, Series B, Acquisition Date: 3/8/17,
Cost $112  (1)(2)(4) 37 547
Venture Global LNG, Series C, Acquisition Date: 3/8/17 -
10/16/17, Cost $2,703  (1)(2)(4) 759 11,230
26,569
Oil, Gas & Consumable Fuels 0.3%
Chesapeake Energy  193,400 18,251
18,251
Total Energy 879,338
INDUSTRIALS & BUSINESS SERVICES 10.5%
Agricultural & Farm Machinery 0.7%
AGCO  68,731 9,532
Deere  85,738 36,761
46,293
Airlines 1.6%
Alaska Air Group  (1) 207,574 8,913
Allegiant Travel  (1) 128,741 8,753
Delta Air Lines  (1) 513,966 16,889
Frontier Group Holdings  (1) 1,630,975 16,750
JetBlue Airways  (1) 865,365 5,607

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Southwest Airlines  (1) 460,967 15,521
Sun Country Airlines Holdings  (1) 1,004,171 15,926
United Airlines Holdings  (1) 406,835 15,338
103,697
Building Products 0.1%
ROCKWOOL, Class B (DKK)  32,872 7,695
7,695
Construction & Engineering 0.2%
Quanta Services  93,282 13,293
13,293
Construction Machinery & Heavy Trucks 2.1%
Caterpillar  71,919 17,229
Cummins  97,162 23,541
Epiroc, Class A (SEK)  1,652,618 30,093
Epiroc, Class B (SEK)  942,037 15,155
Metso Outotec (EUR)  5,140,532 52,934
138,952
Electrical Components & Equipment 0.9%
Hubbell  89,982 21,117
Legrand (EUR)  105,314 8,444
Schneider Electric (EUR)  113,190 15,896
Shoals Technologies Group, Class A  (1) 450,802 11,121
56,578
Industrial Machinery 2.0%
Alfa Laval (SEK)  359,837 10,409
Sandvik (SEK)  3,493,824 63,139
Weir Group (GBP)  2,952,018 59,378
132,926
Railroads 1.7%
Canadian National Railway (CAD)  172,978 20,548
Canadian Pacific Railway  (5) 257,331 19,194
CSX  583,123 18,065
Norfolk Southern  118,067 29,094
Union Pacific  135,282 28,013
114,914
Research & Consulting Services 0.6%
ALS (AUD)  4,844,543 40,166
40,166

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Trading Companies & Distributors 0.6%
Toromont Industries (CAD)  506,208 36,530
36,530
Total Industrials & Business Services 691,044
MATERIALS 32.3%
Aluminum 0.6%
Norsk Hydro (NOK)  5,644,755 42,180
42,180
Construction Materials 1.0%
Martin Marietta Materials  75,604 25,552
Vulcan Materials  214,078 37,487
63,039
Copper 1.4%
Central Asia Metals (GBP)  6,860,118 20,679
ERO Copper (CAD)  (1) 583,653 8,035
OZ Minerals (AUD)  1,856,799 34,999
Southern Copper  442,257 26,708
90,421
Diversified Metals & Mining 10.2%
Adriatic Metals, CDI (AUD)  (1) 3,355,935 7,163
Anglo American (GBP)  290,204 11,364
BHP Group (AUD)  8,581,329 265,823
Boliden (SEK)  2,105,218 79,077
Glencore (GBP)  14,269,981 95,161
Grupo Mexico, Series B (MXN)  3,588,248 12,604
IGO (AUD)  2,136,000 19,539
Korea Zinc (KRW)  13,502 6,051
MMC Norilsk Nickel (RUB)  (2) 75,310 —
Rio Tinto (AUD)  646,049 50,990
Rio Tinto (GBP)  1,528,680 107,595
South32 (AUD)  6,361,516 17,441
Verai Discoveries, Series A1, Cost $1,258  (1)(2)(4) 62,199 1,258
674,066
Fertilizers & Agricultural Chemicals 2.2%
CF Industries Holdings  250,366 21,331
FMC  230,674 28,788
Nutrien  1,294,298 94,523
144,642
Forest Products 0.2%
Svenska Cellulosa, Class B (SEK)  789,230 9,995
West Fraser Timber (CAD)  66,668 4,814
14,809

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Gold 6.0%
Franco-Nevada (CAD)  391,291 53,339
K92 Mining (CAD)  (1) 7,755,572 43,933
Karora Resources (CAD)  (1)(5) 7,899,135 27,128
Newmont  688,003 32,474
Northern Star Resources (AUD)  9,621,024 71,997
Orla Mining (CAD)  (1)(5) 3,237,686 13,104
Osisko Mining (CAD)  (1) 3,442,091 8,898
Perseus Mining (AUD)  35,398,362 50,937
Polyus (RUB)  (1)(2) 63,061 —
Rhyolite Resources (CAD)  (1)(6) 5,805,039 643
Royal Gold  58,722 6,619
Tietto Minerals (AUD)  (1) 45,440,752 21,876
Victoria Gold (CAD)  (1) 2,192,007 11,575
Wesdome Gold Mines (CAD)  (1) 7,505,538 41,463
Wheaton Precious Metals (CAD)  403,245 15,755
399,741
Industrial Gases 1.2%
Air Products & Chemicals  88,702 27,343
Linde  168,684 55,022
82,365
Metal & Glass Containers 1.0%
Ardagh Metal Packaging  (5) 1,385,678 6,665
Ball  664,488 33,982
Crown Holdings  148,156 12,180
Verallia (EUR)  398,201 13,495
66,322
Paper Packaging 0.9%
Avery Dennison  70,727 12,802
International Paper  368,460 12,760
Packaging Corp. of America  202,645 25,920
Westrock  184,257 6,478
57,960
Paper Products 0.4%
Mondi (GBP)  195,262 3,302
UPM-Kymmene (EUR)  552,012 20,657
23,959
Precious Metals & Minerals 0.2%
Alrosa (RUB)  (1)(2) 19,084,530 —
Anglo American Platinum (ZAR)  25,206 2,104
Asahi Holdings (JPY)  36,700 536
Impala Platinum Holdings (ZAR)  404,986 5,090
Industrias Penoles (MXN)  (1)(5) 64,998 804

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Northam Platinum Holdings (ZAR)  (1) 160,716 1,767
Royal Bafokeng Platinum (ZAR)  40,401 394
Sibanye Stillwater (ZAR)  1,340,959 3,555
SilverCrest Metals (CAD)  (1)(5) 68,005 407
14,657
Specialty Chemicals 1.5%
Akzo Nobel (EUR)  204,486 13,722
Albemarle  32,147 6,971
Element Solutions  500,211 9,099
RPM International  270,179 26,329
Sherwin-Williams  161,299 38,281
Shin-Etsu Chemical (JPY)  46,900 5,727
100,129
Steel 5.5%
BlueScope Steel (AUD)  2,584,424 29,455
Nippon Steel (JPY)  2,326,300 40,364
Nucor  510,523 67,292
POSCO Holdings (KRW)  198,645 43,474
Reliance Steel & Aluminum  484,444 98,071
Steel Dynamics  756,483 73,908
Vale (BRL)  713,739 12,154
364,718
Total Materials 2,139,008
METALS & MINING RELATED 0.0%
Gold & Silver 0.0%
Capricorn Metals (AUD)  (1) 1,068,943 3,352
Total Metals & Mining Related 3,352
REAL ESTATE 30.8%
Diversified Real Estate Activities 0.9%
Mitsui Fudosan (JPY)  1,606,000 29,353
Sun Hung Kai Properties (HKD)  1,682,000 22,975
Tokyo Tatemono (JPY)  802,200 9,712
62,040
Diversified Real Estate Investment Trusts 0.1%
Tokyu (JPY)  4,506 7,100
7,100
Health Care Real Estate Investment Trusts 1.6%
Ventas, REIT  915,852 41,259
Welltower, REIT  963,706 63,171
104,430

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Hotel & Resort Real Estate Investment Trusts 1.3%
Apple Hospitality REIT, REIT  2,128,444 33,587
Hoshino Resorts REIT (JPY)  2,031 10,939
Host Hotels & Resorts, REIT  647,331 10,390
Invincible Investment (JPY)  22,892 8,870
Pebblebrook Hotel Trust, REIT  (5) 1,571,609 21,044
84,830
Industrial Real Estate Investment Trusts 5.6%
EastGroup Properties, REIT  206,438 30,565
Goodman Group (AUD)  1,939,369 22,808
Granite Real Estate Investment Trust (CAD)  223,700 11,413
Industrial & Infrastructure Fund Investment (JPY)  13,461 15,538
Mitsui Fudosan Logistics Park (JPY)  3,771 13,785
Prologis, REIT  1,316,919 148,456
Rexford Industrial Realty, REIT  1,113,936 60,865
Terreno Realty, REIT  856,415 48,704
Warehouses De Pauw (EUR)  631,823 18,100
370,234
Office Real Estate Investment Trusts 2.0%
Alexandria Real Estate Equities, REIT  425,002 61,910
Derwent London (GBP)  397,381 11,373
Douglas Emmett, REIT  1,195,448 18,745
Gecina (EUR)  67,448 6,871
Great Portland Estates (GBP)  1,818,253 10,837
Kilroy Realty, REIT  472,172 18,259
SL Green Realty, REIT  (5) 161,795 5,456
133,451
Real Estate Development 0.3%
Howard Hughes  (1) 77,616 5,931
Katitas (JPY)  581,300 13,270
19,201
Real Estate Operating Companies 1.2%
Hongkong Land Holdings  4,432,400 20,392
Kojamo (EUR)  944,808 13,973
Shurgard Self Storage (EUR)  328,976 15,085
StorageVault Canada (CAD)  (5) 2,029,700 9,024
Wharf Real Estate Investment (HKD)  3,112,000 18,125
76,599
Residential Real Estate Investment Trusts 5.9%
American Homes 4 Rent, Class A, REIT  1,634,533 49,265
Apartment Income REIT, REIT  354,282 12,155
Apartment Investment & Management, Class A, REIT  441,316 3,142
AvalonBay Communities, REIT  380,199 61,410

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Camden Property Trust, REIT  346,395 38,755
Canadian Apartment Properties REIT (CAD)  (5) 426,638 13,448
Equity LifeStyle Properties, REIT  1,350,232 87,225
Equity Residential, REIT  1,023,735 60,400
Essex Property Trust, REIT  231,787 49,120
UNITE Group (GBP)  1,372,629 15,059
389,979
Retail Real Estate Investment Trusts 3.6%
Acadia Realty Trust, REIT  1,991,000 28,571
CapitaLand Integrated Commercial Trust (SGD)  14,423,200 21,998
Federal Realty Investment Trust, REIT  32,725 3,306
KRC Interim, REIT  611,691 12,956
Lendlease Global Commercial REIT (SGD)  11,307,010 5,951
Regency Centers, REIT  1,014,879 63,430
Scentre Group (AUD)  8,157,999 15,880
Simon Property Group, REIT  752,423 88,395
240,487
Specialized Real Estate Investment Trusts 8.3%
American Tower, REIT  390,093 82,645
Big Yellow Group (GBP)  656,631 9,095
Crown Castle, REIT  277,068 37,582
CubeSmart, REIT  1,324,424 53,308
Digital Core REIT Management  12,325,400 6,786
Equinix, REIT  201,543 132,017
Extra Space Storage, REIT  74,157 10,914
Public Storage, REIT  387,628 108,609
Rayonier, REIT  799,422 26,349
SBA Communications, REIT  229,135 64,229
Weyerhaeuser, REIT  616,059 19,098
550,632
Total Real Estate 2,038,983
UTILITIES 1.2%
Electric Utilities 0.5%
Iberdrola (EUR)  482,911 5,637
NextEra Energy  80,035 6,691
Southern  200,921 14,348
Xcel Energy  88,978 6,238
32,914
Multi-Utilities 0.7%
Ameren  96,954 8,621
CMS Energy  111,964 7,091
Dominion Energy  143,620 8,807
DTE Energy  71,700 8,427

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Sempra Energy  98,778 15,265
48,211
Total Utilities 81,125
Total Common Stocks (Cost $5,480,888) 5,973,635
CONVERTIBLE PREFERRED STOCKS 1.6%
CONSUMER STAPLES 0.1%
Agricultural Products 0.1%
Farmers Business Network, Series D, Acquisition Date: 11/3/17,
Cost $2,712  (1)(2)(4) 146,876 7,348
Total Consumer Staples 7,348
INDUSTRIALS & BUSINESS SERVICES 0.0%
Electrical Components & Equipment 0.0%
Tonian Holdings, Series A, Non-Voting Units, Acquisition Date:
1/15/21, Cost $668  (1)(2)(4) 699,536 839
Tonian Holdings, Series A, Voting Units, Acquisition Date: 1/15/21,
Cost $940  (1)(2)(4) 983,766 1,181
Total Industrials & Business Services 2,020
MATERIALS 1.1%
Copper 0.6%
Jetti Holdings, Series C, Acquisition Date: 5/24/21 - 6/30/21,
Cost $3,736  (1)(2)(4) 64,540 8,577
Jetti Holdings, Series D, Acquisition Date: 9/20/22 - 10/19/22,
Cost $33,521  (1)(2)(4) 252,242 33,521
42,098
Diversified Metals & Mining 0.3%
Kobold Metals, Series B-1, Acquisition Date: 1/10/22,
Cost $18,268  (1)(2)(4) 666,457 18,268
Verai Discoveries, Series A, Acquisition Date: 10/17/22,
Cost $2,464  (1)(2)(4) 121,855 2,464
20,732
Specialty Chemicals 0.2%
Lilac Solutions, Acquisition Date: 11/21/22, Cost $2,466  (1)(2)(4) 2,465,817 2,466
Lilac Solutions, Series B, Acquisition Date: 9/8/21, Cost $9,143  (1)
(2)(4) 696,477 9,507
11,973
Total Materials 74,803

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
UTILITIES 0.4%
Electric Utilities 0.4%
NextEra Energy, 5.279%, 3/1/23  476,548 24,194
Total Utilities 24,194
Total Convertible Preferred Stocks (Cost $95,399) 108,365
EQUITY MUTUAL FUNDS 3.0%
Industrial Select Sector SPDR Fund  (5) 824,061 80,931
iShares MSCI Global Metals & Mining Producers ETF  (5) 961,117 39,406
SPDR S&P Homebuilders ETF  (5)(6) 527,723 31,832
SPDR S&P Oil & Gas Exploration & Production ETF  171,496 23,303
VanEck Vectors Oil Services ETF  (5) 70,267 21,364
Total Equity Mutual Funds (Cost $176,243) 196,836
PREFERRED STOCKS 0.0%
ENERGY 0.0%
Oil & Gas Equipment & Services 0.0%
Energy Reservoir, Class A-3, Cost $142  (1)(2)(4) 141,772 142
Total Energy 142
Total Preferred Stocks (Cost $142) 142
SHORT-TERM INVESTMENTS 5.5%
Money Market Funds 3.1%
T. Rowe Price Treasury Reserve Fund, 4.27%  (6)(7) 204,320,911 204,321
204,321
U.S. Treasury Obligations 2.4%
U.S. Treasury Bills, 3.279%, 2/16/23  (8) 46,700,000 46,468
U.S. Treasury Bills, 4.521%, 5/18/23  (8) 111,500,000 109,604
156,072
Total Short-Term Investments (Cost $360,449) 360,393

T. ROWE PRICE Real Assets Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
SECURITIES LENDING COLLATERAL 2.5%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE
BANK 2.5%
Money Market Funds 2.5%
T. Rowe Price Government Reserve Fund, 4.30%  (6)(7) 166,719,748 166,720
Total Investments in a Pooled Account through Securities
Lending Program with JPMorgan Chase Bank 166,720
Total Securities Lending Collateral (Cost $166,720) 166,720
Total Investments in Securities
102.8% of Net Assets
(Cost $6,279,841) $ 6,806,091
‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 2. Level 3 in fair value hierarchy.
(3) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$98,487 and represents 1.5% of net assets.
(5) See Note 4 . All or a portion of this security is on loan at December 31, 2022.
(6) Affiliated Companies
(7) Seven-day yield
(8) At December 31, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
ADR American Depositary Receipts
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CDI CHESS or CREST Depositary Interest
DKK Danish Krone

T. ROWE PRICE Real Assets Fund

.
.
.
.
.
.
.
.
.
.
ETF Exchange-Traded Fund
EUR Euro
GBP British Pound
GDR Global Depositary Receipts
HKD Hong Kong Dollar
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
RUB Russian Ruble
SEK Swedish Krona
SGD Singapore Dollar
SOFR Secured overnight financing rate
USD U.S. Dollar
ZAR South African Rand

T. ROWE PRICE Real Assets Fund

(Amounts in 000s)
SWAPS 0.0%
Description
Notional
Amount $ Value
Initial
$ Value
Unrealized
$ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.0%
Interest Rate Swaps 0.0%
1 Year Interest Rate Swap, Receive Fixed
4.553% at Maturity, Pay Variable 3.999%
(SOFR) at Maturity, 5/18/23 101,570 2 — 2
Total Centrally Cleared Interest Rate Swaps 2
Total Centrally Cleared Swaps 2
Net payments (receipts) of variation margin to date (3)
Variation margin receivable (payable) on centrally cleared swaps $ (1)

T. ROWE PRICE Real Assets Fund

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty Settlement Receive Deliver
Unrealized
Gain/(Loss)
BNP Paribas 1/4/23 BRL 171,800 USD 32,926 $ (419)
BNP Paribas 1/4/23 USD 32,538 BRL 171,800 31
BNP Paribas 2/2/23 BRL 171,800 USD 32,345 (23)
Deutsche Bank 1/13/23 NOK 313,171 EUR 29,680 183
Deutsche Bank 1/13/23 NOK 313,394 USD 31,458 550
Goldman Sachs 1/13/23 USD 31,230 SEK 321,986 347
Morgan Stanley 1/4/23 BRL 171,800 USD 31,668 839
Morgan Stanley 1/4/23 USD 32,926 BRL 171,800 419
Net unrealized gain (loss) on open forward
currency exchange contracts $ 1,927

T. ROWE PRICE Real Assets Fund

FUTURES CONTRACTS
($000s)
Expiration
Date
Notional
Amount
Value and
Unrealized
Gain (Loss)
Long, 377 ASX SPI 200 Index contracts 3/23 44,868 $ (1,149)
Long, 584 IXDH3 XAB Materials Index contracts 3/23 48,437 (2,216)
Long, 2,833 IXPH3 XAE Energy Index contracts 3/23 260,749 12,071
Short, 794 U.S. Treasury Notes ten year contracts 3/23 (89,164) 241
Short, 255 Ultra U.S. Treasury Bonds contracts 3/23 (34,250) (72)
Net payments (receipts) of variation margin to date (7,303)
Variation margin receivable (payable) on open futures contracts $ 1,572

T. ROWE PRICE Real Assets Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
Rhyolite Resources  $ (34) $ (3,369) $ —
SPDR S&P Homebuilders ETF  (5,008) (16,281) 451
T. Rowe Price Government Reserve Fund, 4.30% — — —++
T. Rowe Price Treasury Reserve Fund, 4.27% — — 3,686
Totals $ (5,042)# $ (19,650) $ 4,137+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
Rhyolite Resources  $ * $ — $ 46 $ *
SPDR S&P Homebuilders ETF  * — 19,161 *
T. Rowe Price Government
Reserve Fund, 4.30% —   ¤   ¤ 166,720
T. Rowe Price Treasury Reserve
Fund, 4.27% 76,330   ¤   ¤ 204,321
Total $ 371,041^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4 .
+ Investment income comprised $4,137 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $371,041.
* On the date indicated, issuer was held but not considered an affiliated company.

T. ROWE PRICE Real Assets Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $6,279,841) $ 6,806,091
Dividends receivable 12,732
Due from affiliates 3,114
Receivable for investment securities sold 2,618
Foreign currency (cost $2,530) 2,550
Unrealized gain on forward currency exchange contracts 2,369
Variation margin receivable on futures contracts 1,572
Receivable for shares sold 819
Cash 6
Other assets 3,877
Total assets 6,835,748
Liabilities
Obligation to return securities lending collateral 166,720
Payable for shares redeemed 35,247
Payable for investment securities purchased 5,741
Investment management fees payable 3,641
Unrealized loss on forward currency exchange contracts 442
Payable to directors 4
Variation margin payable on centrally cleared swaps 1
Other liabilities 128
Total liabilities 211,924
NET ASSETS $ 6,623,824

T. ROWE PRICE Real Assets Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 208,921
Paid-in capital applicable to 492,165,076 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized 6,414,903
NET ASSETS $ 6,623,824
NET ASSET VALUE PER SHARE
Investor Class
($144,781,284 / 10,685,691 shares outstanding) $ 13.55
I Class
($822,108,936 / 61,381,082 shares outstanding) $ 13.39
Z Class
($5,656,933,536 / 420,098,303 shares outstanding) $ 13.47

T. ROWE PRICE Real Assets Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $7,675) $ 210,041
    Interest 1,119
Securities lending 268
Other, non cash 29
Total income 211,457
Expenses
Investment management 37,684
Shareholder servicing
Investor Class $ 597
I Class 189 786
Prospectus and shareholder reports
Investor Class 22
I Class 1
Z Class 4 27
Custody and accounting 675
Registration 148
Legal and audit 66
Directors 15
Miscellaneous 63
Waived / paid by Price Associates (32,732)
Total expenses 6,732
Net investment income 204,725

T. ROWE PRICE Real Assets Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (119,457)
Futures 84,798
Swaps (29,530)
Forward currency exchange contracts (18,249)
Foreign currency transactions (3,035)
Net realized loss (85,473)
Change in net unrealized gain / loss
Securities (772,628)
Futures 9,359
Swaps 2
Forward currency exchange contracts 1,927
Other assets and liabilities denominated in foreign currencies (24)
Change in net unrealized gain / loss (761,364)
Net realized and unrealized gain / loss (846,837)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (642,112)

T. ROWE PRICE Real Assets Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 204,725 $ 125,299
Net realized gain (loss) (85,473) 600,548
Change in net unrealized gain / loss (761,364) 316,514
Increase (decrease) in net assets from operations (642,112) 1,042,361
Distributions to shareholders
Net earnings
Investor Class (1,981) (5,796)
I Class (18,726) (10,097)
Z Class (156,201) (105,129)
Decrease in net assets from distributions (176,908) (121,022)
Capital share transactions
*
Shares sold
Investor Class 56,553 98,167
I Class 442,517 88,450
Z Class 2,617,642 961,295
Distributions reinvested
Investor Class 1,965 5,728
I Class 18,683 10,097
Z Class 156,201 105,129
Shares redeemed
Investor Class (200,789) (178,947)
I Class (60,322) (50,685)
Z Class (534,803) (631,988)
Increase in net assets from capital share transactions 2,497,647 407,246

T. ROWE PRICE Real Assets Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase during period 1,678,627 1,328,585
Beginning of period 4,945,197 3,616,612
End of period $ 6,623,824 $ 4,945,197
*Share information (000s)
Shares sold
Investor Class 3,903 6,999
I Class 30,842 6,449
Z Class 177,805 70,777
Distributions reinvested
Investor Class 141 386
I Class 1,351 685
Z Class 11,237 7,108
Shares redeemed
Investor Class (14,494) (13,239)
I Class (4,239) (3,503)
Z Class (38,160) (44,129)
Increase in shares outstanding 168,386 31,533

T. ROWE PRICE Real Assets Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Real Assets Fund, Inc. (the fund) is registered under the Investment
Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth of capital. The fund has three classes of shares: the Real Assets Fund (Investor Class), the Real Assets
Fund–I Class (I Class) and the Real Assets Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was
$1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively.
The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected

T. ROWE PRICE Real Assets Fund

as dividend income; capital gain distributions are reflected as realized gain/loss.
Dividend income and capital gain distributions are recorded on the ex-dividend date.
Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$40,480,000 of net gain on $99,369,000 of in-kind redemptions.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier,

T. ROWE PRICE Real Assets Fund

or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

T. ROWE PRICE Real Assets Fund

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

T. ROWE PRICE Real Assets Fund

and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.
Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-
term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Real Assets Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
Following is a reconciliation of the fund’s Level 3 holdings for the year ended
December 31, 2022. Gain (loss) reflects both realized and change in unrealized gain/
loss on Level 3 holdings during the period, if any, and is included on the accompanying
Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2022, totaled $(53,725,000) for the year ended December 31,
2022. During the year, transfers into Level 3 resulted from a lack of marketability for the securities.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 3,495,565 $ 2,463,896 $ 14,174 $ 5,973,635
Convertible Preferred Stocks — 24,194 84,171 108,365
Equity Mutual Funds 196,836 — — 196,836
Preferred Stocks — — 142 142
Short-Term Investments 204,321 156,072 — 360,393
Securities Lending Collateral 166,720 — — 166,720
Total Securities 4,063,442 2,644,162 98,487 6,806,091
Swaps* — 2 — 2
Forward Currency Exchange
Contracts — 2,369 — 2,369
Futures Contracts* 12,312 — — 12,312
Total $ 4,075,754 $ 2,646,533 $ 98,487 $ 6,820,774
Liabilities
Forward Currency Exchange
Contracts $ — $ 442 $ — $ 442
Futures Contracts* 3,437 — — 3,437
Total $ 3,437 $ 442 $ — $ 3,879
* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE Real Assets Fund

NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended December 31, 2022, the fund invested in derivative instruments.
As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure.
The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the
($000s)
Beginning
Balance
12/31/21
Gain (Loss)
During
Period
Total
Purchases Total Sales
Transfer
Into
Level 3
Ending
Balance
12/31/22
Investment in
Securities
Common Stocks $ 7,266 $ (61,437) $ 12,120 $ (11,258) $ 67,483 $ 14,174
Convertible Preferred
Stocks 23,692 3,811 56,719 (51) — 84,171
Preferred Stocks — — 142 — — 142
Total $ 30,958 $ (57,626) $ 68,981 $ (11,309) $ 67,483 $ 98,487

T. ROWE PRICE Real Assets Fund

fund’s derivative instruments held as of December 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value*
Assets
Interest rate derivatives
Centrally Cleared Swaps
,
Futures $ 243
Foreign exchange derivatives Forwards 2,369
Equity derivatives Futures 12,071
*
Total $ 14,683
*
Liabilities
Interest rate derivatives Futures $ 72
Foreign exchange derivatives Forwards 442
Equity derivatives Futures 3,365
Total $ 3,879
* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the value reflected on the accompanying Statement of Assets and
Liabilities is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE Real Assets Fund

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-
traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
($000s)
Location of Gain (Loss) on Statement of Operations
Securities^ Futures
Forward
Currency
Exchange
Contracts Swaps Total
Realized Gain (Loss)
Interest rate derivatives $ — $ 25,158 $ — $ (29,530) $ (4,372)
Foreign exchange
derivatives — — (18,249) — (18,249)
Equity derivatives 10,035 59,640 — — 69,675
Total $ 10,035 $ 84,798 $ (18,249) $ (29,530) $ 47,054
Change in Unrealized
Gain (Loss)
Interest rate derivatives $ — $ 621 $ — $ 2 $ 623
Foreign exchange
derivatives — — 1,927 — 1,927
Equity derivatives — 8,738 — — 8,738
Total $ — $ 9,359 $ 1,927 $ 2 $ 11,288
^ Options purchased are reported as securities.

T. ROWE PRICE Real Assets Fund

Derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements
(ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition,
ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate.
Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas
FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction.
This ability is subject to the liquidity of underlying positions. As of December 31, 2022,

T. ROWE PRICE Real Assets Fund

no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of December 31, 2022, cash of $1,451,000 and securities valued at $34,226,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.
Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-
denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 9%
of net assets.
Futures Contracts  The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the

T. ROWE PRICE Real Assets Fund

amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying
Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended
December 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 5% and 12% of net assets.
Options   The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure.
Options are included in net assets at fair value, options purchased are included in
Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase.
The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements;
movements in the underlying asset values and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended December 31,
2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 9% of net assets.
Swaps  The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets;
to enhance total return or protect the value of portfolio securities; to serve as a cash

T. ROWE PRICE Real Assets Fund

management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse
(centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended December 31, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 1% and 2% of net assets.

T. ROWE PRICE Real Assets Fund

NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Emerging and Frontier Markets  The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing accounting standards and regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Emerging markets securities exchanges are more likely to experience delays with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S.
securities. Investing in frontier markets is typically significantly riskier than investing in other countries, including emerging markets.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing

T. ROWE PRICE Real Assets Fund

fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, the value of loaned securities was
$161,995,000, the value of cash collateral and related investments was $166,720,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $5,064,899,000 and $2,720,243,000, respectively, for the year ended
December 31, 2022.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind, deemed distributions on shareholder redemptions, the character of net currency losses, the character of income on swaps and differences in treatment of corporate actions.
The tax character of distributions paid for the periods presented was as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 176,908 $ 121,022

T. ROWE PRICE Real Assets Fund

At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from certain derivative contracts and wash sales, the realization of gains/losses on passive foreign investment companies and certain open derivative contracts, and differences in treatment of corporate actions.
The loss carryforwards and deferrals primarily relate to capital loss carryforwards and straddle deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains. During the year ended December 31, 2022, the fund utilized
$24,126,000 of capital loss carryforwards. Other temporary differences relate primarily to deferral of REIT income.
NOTE 6 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the
($000s)
Cost of investments $ 6,468,352
Unrealized appreciation $ 993,608
Unrealized depreciation (657,138)
Net unrealized appreciation (depreciation) $ 336,470
($000s)
Undistributed ordinary income $ 10,707
Net unrealized appreciation (depreciation) 336,470
Loss carryforwards and deferrals (143,253)
Other temporary differences 4,997
Total distributable earnings (loss) $ 208,921

T. ROWE PRICE Real Assets Fund

extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 7 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has
entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%.
The Investor Class was subject to a contractual expense limitation through the expense limitation date indicated in the table below. Effective September 1, 2021, the Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price
Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense

T. ROWE PRICE Real Assets Fund

limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below and remain subject to repayment by the fund. Including this amount, expenses previously waived/paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at December 31, 2022. Any repayment of expenses previously waived/paid by
Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
Investor Class I Class Z Class
Expense limitation/I Class Limit 0.99% 0.05% 0.00%
Expense limitation date 04/30/23 04/30/23 N/A
(Waived)/repaid during the period ($000s) $(1) $(1) $(32,730)

T. ROWE PRICE Real Assets Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31,
2022, expenses incurred pursuant to these service agreements were $102,000 for Price
Associates; $365,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price
Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2022, the fund was charged $260,000 for shareholder servicing costs related to the college savings plans, of which $159,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2022,
approximately 41% of the outstanding shares of the I Class were held by college savings plans.
In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 44% of the I Class’s and 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other

T. ROWE PRICE Real Assets Fund

accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $58,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 8 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Real Assets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price
Real Assets Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Real Assets Fund, Inc. (the "Fund") as of
December 31, 2022, the related statement of operations for the year ended December 31,
2022, the statement of changes in net assets for each of the two years in the period ended
December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Real Assets Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Real Assets Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For corporate shareholders, $40,260,000 of the fund's income qualifies for the dividends-
received deduction.
For taxable non-corporate shareholders, $185,424,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.

T. ROWE PRICE Real Assets Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Real Assets Fund

APPROVAL OF SUBADVISORY AGREEMENT
At a meeting held on October 24, 2022 (Meeting), the fund’s Board of Directors (Board)
considered the initial approval of an investment subadvisory agreement (Subadvisory
Contract) that T. Rowe Price Associates, Inc. (Adviser), entered into with T. Rowe Price
International Ltd (Subadviser) on behalf of the fund. The Subadvisory Contract authorizes the Subadviser to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that the Adviser will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the Subadvisory Contract, the Adviser may pay the
Subadviser up to 60% of the advisory fees that the Adviser receives from the fund.
At the Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and the Adviser. The fund’s Advisory Contract was most recently approved by the Board at a meeting held on March 7–8, 2022 (March Meeting). A discussion of the basis for the Board’s approval of the Advisory Contract is included in the fund’s semiannual shareholder report for the period ended June 30, 2022. The factors considered by the
Board at the Meeting in connection with approval of the proposed Subadvisory Contract were substantially similar to the factors considered at the March Meeting in connection with the approval to continue the Advisory Contract. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
Following discussion at the Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Adviser and Subadviser on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective November 1, 2022.

T. ROWE PRICE Real Assets Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Real Assets Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Real Assets Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Real Assets Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Real Assets Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Real Assets Fund Principal Occupation(s)
E. Frederick Bair, CFA, CPA (1969)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Richard Coghlan, Ph.D. (1961)
Co-president
Vice President, Price Japan, T. Rowe Price, and
T. Rowe Price Group, Inc.
Richard de los Reyes (1975)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Christopher Faulkner-MacDonagh (1969)
Co-president
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Real Assets Fund

Name (Year of Birth)
Position Held With Real Assets Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Matthew A. Howell, IMC (1974)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price
International
Nina P. Jones, CPA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Shinwoo Kim (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Sébastien Page  (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Robert A. Panariello (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
John Corbin Qian (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Michael K. Sewell (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Charles M. Shriver, CFA (1967)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., Price International, and T. Rowe Price Trust
Company
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Real Assets Fund

Name (Year of Birth)
Position Held With Real Assets Fund Principal Occupation(s)
J. Zachary Wood, CFA (1972)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
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the investment goals that are important to you.
RETIREMENT
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T. Rowe Price
®
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1
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powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
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Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
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Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582811
F176-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$21,734	$21,172
Audit-Related Fees	-	-
Tax Fees	-	1,540
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

  (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 21, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 21, 2023